SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934.

Filed by the  Registrant [x]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:
[ ]  Preliminary  Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a -6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or
     ss. 240.14a-12
                    ----------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
                    ----------------------------------------
Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     ---------------------------------------
     2)   Aggregate number of securities to which transaction applies:
     ---------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ---------------------------------------
     4)   Proposed maximum aggregate value of transaction:
     ---------------------------------------
     5)   Total fee paid:
     ---------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
      -------------------------
      2)    Form, Schedule or Registration Statement No.:
      -------------------------
      3)    Filing Party:
      -------------------------
      4)    Date Filed:
      -------------------------

                      HERITAGE U.S. GOVERNMENT INCOME FUND
                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 23, 1998

TO THE SHAREHOLDERS:

      The annual meeting of the holders of shares of beneficial interest of the Heritage U.S. Government Income Fund (the "Fund") will be on February 23, 1998 at 9:00 a.m. Eastern time, or any adjournment(s) thereof, at 100 Carillon Parkway, Suite 280 Classroom A, St. Petersburg, FL 33716, for the following purposes:

      (1) To elect three (3) trustees to serve terms as described herein, until their successors are elected and qualified;

      (2) To ratify the selection of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ended October 31, 1998; and

      (3) To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

      You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on January 9, 1998. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By Order of the Board of Trustees,

                                          CLIFFORD J. ALEXANDER
                                          Secretary

January __, 1998
880 Carillon Parkway
St. Petersburg, Florida  33716
--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

      Please indicate your voting instructions on the enclosed proxy form, date and sign the form, and return the form in the envelope provided. If you sign, date and return the proxy form but give no voting instructions, your shares will be voted "FOR" the proposals noticed above. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.
--------------------------------------------------------------------------------

                      HERITAGE U.S. GOVERNMENT INCOME FUND
                              880 Carillon Parkway
                          St. Petersburg, Florida 33716

                               ------------------
                                 PROXY STATEMENT
         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 23, 1998
                               ------------------

                                  INTRODUCTION

      This is a proxy statement with respect to Heritage U.S. Government Income Fund (the "Fund") in connection with the solicitation of proxies made by, and on behalf of, the Fund's Board of Trustees, to be used at the Fund's annual meeting of shareholders or any adjournment(s) thereof ("Meeting"). This proxy statement and proxy first will be mailed to shareholders on or about January 15, 1998.

      A majority of the shares of the Fund outstanding on January 9, 1998 ("Record Date") represented in person or by proxy, must be present to constitute a quorum for the transaction of business at the Meeting. Only holders of securities as of this date are entitled to notice of and to vote at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting but votes sufficient to approve any one of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals described in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

      An abstention is a proxy that is properly executed, returned and accompanied by instructions withholding authority to vote. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or persons entitled to vote or with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes are counted as votes present for purposes of determining whether the requisite quorum exists. Approval of Proposals No. 1 and No. 2 requires a plurality or majority of the votes cast on the matter. As a result, abstentions and broker non-votes will have no effect on the outcome of the proposals because abstentions and broker non-votes are votes not cast and, as such, they have no impact on whether a proposal has received a majority of the votes cast.

      The individuals named as proxies in the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of the proposals described in this proxy statement. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. Your proxy card may be revoked by giving another proxy, by letter or telegram revoking your proxy if received by the Fund prior to the Meeting, or by appearing and voting at the Meeting.

      As of the Record Date, the Fund had 3,115,471 shares outstanding and no shareholder held of record or owned beneficially more than 5% of the issued and outstanding shares of the Fund. All costs associated with the Meeting, including the solicitation of proxies, will be borne by the Fund. Solicitations will be made primarily by mail but also may include telephone communications by regular employees of Heritage Asset Management, Inc. ("Heritage"), who will not receive any compensation therefor from the Fund. Each full share of the Fund is entitled to one vote, and each fractional share is entitled to a proportionate share of one vote. YOU MAY OBTAIN A COPY OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, FREE OF CHARGE, BY WRITING TO HERITAGE AT 880 CARILLON PARKWAY, ST. PETERSBURG, FLORIDA 33716 OR BY CALLING 1-800-421-4184.


                        PROPOSAL 1. ELECTION OF TRUSTEES

      Pursuant to the provisions of the Fund's Declaration of Trust, the Trustees have determined that the number of Trustees is fixed at seven. The Declaration of Trust requires that the Trustees be elected by Class, with each Class serving for three years after completion of an initial term. The Fund currently has three Classes of Trustees. There are two Class I Trustees, two Class II Trustees and three Class III Trustees. Class I Trustees' terms will expire at the 1999 annual meeting of shareholders; Class II Trustees' terms will expire at the 2000 annual meeting of shareholders; and Class III Trustees' terms will expire at the 1998 annual meeting of shareholders.

      Proposal 1 relates to the election of Class III Trustees (the "Nominees"). All of the Trustees, including the Nominees for Class III Trustees, are listed below. These Nominees have served as Class III Trustees since the organization of the Fund in 1993. If elected, each Nominee will hold office for three years or until a successor is elected and qualified. Your proxy will be voted for the election of the Nominees unless you give contrary instructions in the form of proxy. Each of the three nominees has indicated his willingness to serve if elected. If any Nominee should withdraw or otherwise become unavailable for election due to unforeseen events, the proxies will vote for such other Nominee or Nominees as the Board may recommend unless the Board reduces the number of trusteeships.

                                                                   SHARES OF
                                                                   BENEFICIAL
 NAME, AGE AND BUSINESS EXPERIENCE DURING PAST   POSITION WITH   INTEREST OWNED
                   FIVE YEARS                       THE FUND     AS OF 10/31/97
 ---------------------------------------------      --------     --------------

CLASS I:
-------
DONALD W. BURTON (53)                               Trustee          ---
President of South Atlantic Capital Corporation
(venture capital) since October 1981.

DAVID M. PHILLIPS (58)                              Trustee          ---
Chairman  and Chief  Executive  Officer of CCC
Information  Services,  Inc. since 1994 and of
InfoVest Corporation (information services to the insurance and auto industries and consumer households) since October 1982.

CLASS II:
--------
JAMES L. PAPPAS (54)                                Trustee          ---
Dean of College of Business Administration from August 1987 to 1996 and Lykes Professor of Banking and Finance since August 1986 at University of South Florida, Tampa, Florida.

RICHARD K. RIESS*  (48)                             Trustee          ---
President   from   1995  to   present,   Chief
Executive Officer from 1996 to present,  Chief
Operating  Officer  from  1988  to  1996,  and
Executive  Vice President from 1988 to 1994 of
Eagle Asset Management, Inc. ("Eagle").


CLASS III:
---------
THOMAS A. JAMES*  (55)
Chairman of the Board  since  1986,  and Chief    Trustee and        ---
Executive  Officer since 1969 of Raymond James    Chairman of
Financial, Inc. ("RJF"); Chairman of the Board     the Board
of  Raymond  James &  Associates,  Inc.  since
1969; Chairman of the Board since 1984 and Chief Executive Officer from 1994 to 1996 of
Eagle.

C. ANDREW GRAHAM (57)                               Trustee          ---
Vice President of Financial Designs Ltd. since
1992;  Executive Vice President of the Madison
Group, Inc., October 1991-1992.

ERIC STATTIN (64)                                   Trustee          ---
Litigation   consultant/expert   witness   and
private investor since February 1988.

----------------------------------------
*Messrs. James and Riess are "interested persons" of the Fund as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act").

      Each of the above-referenced Trustees also serves as Trustee for Heritage Capital Appreciation Trust, Heritage Cash Trust, Heritage Income Trust, Heritage Income-Growth Trust and Heritage Series Trust (the Fund and these investment companies are collectively referred to herein as the "Heritage Family of Funds"). All Trustees and officers of the Fund as a group own beneficially less than 1% of the shares outstanding on the Record Date. The Board of Trustees met four times during the fiscal year ended October 31, 1997, and except for David
M. Phillips and Richard K. Riess, each Trustee attended at least 75% of those meetings. The Board has an Audit Committee that reviews and evaluates the audit function and that consists of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act ("Independent Trustees") (currently, Messrs. Burton, Graham, Pappas, Phillips and Stattin). The Audit Committee met once during the Fund's last fiscal year and all members attended. The Fund does not have Nominating or Compensation Committees.

      For the 1998 fiscal year, the Fund will pay Independent Trustees $666.67 annually and $250 per meeting of the Board of Trustees. Trustees also are reimbursed for any expenses incurred in attending Board meetings. Because Heritage performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of Heritage receives any compensation from the Fund for acting as a Trustee or officer. The following table shows the compensation earned by each Trustee for the fiscal year ended October 31, 1997.


                                                Pension or                       Total Compensation
                                                Retirement                          From the Fund
                                Aggregate    Benefits Accrued   Estimated Annual   and the Heritage
                              Compensation    as Part of the     Benefits Upon      Family of Funds
Name of Person Position       From the Fund   Fund's Expenses      Retirement       Paid to Trustees
-----------------------       -------------   ---------------      ----------       ----------------

Donald W. Burton, Trustee        $1,454          $0                    $0               $16,000

C. Andrew Graham, Trustee        $1,454          $0                    $0               $16,000

David M. Phillips, Trustee       $1,090          $0                    $0               $12,000

Eric Stattin, Trustee            $1,454          $0                    $0               $16,000

James L. Pappas, Trustee         $1,272          $0                    $0               $14,000

Richard K. Riess, Trustee        $  0            $0                    $0               $   0

Thomas A. James,Trustee          $  0            $0                    $0               $   0



      The Fund's officers and Trustees, persons owning more than 10% of the Fund's common stock and certain officers of Heritage are required by law to report their transactions in the Fund's shares to the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely on the Fund's review of copies of such reports received by it, the Fund believes that, during the fiscal year ended October 31, 1997, all filing requirements applicable to such persons were met.

VOTE REQUIRED

      Trustees must be elected by a plurality of the votes cast at the Meeting in person or by proxy.

                              THE BOARD OF TRUSTEES
                    RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1.
                                             ---

                   PROPOSAL 2: RATIFICATION OF SELECTION OF ACCOUNTANTS

      The Fund's financial statements for the fiscal years ended October 31, 1996, and October 31, 1997 were audited by Price Waterhouse LLP, independent accountants. The Board of Trustees has selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending October 31, 1998, subject to termination of that position without penalty by either the shareholders of the Fund or by the Trustees.

      Price Waterhouse LLP has been the Fund's independent accountants since 1996. During 1996, the Independent Trustees accepted the resignation of Coopers & Lybrand L.L.P. and appointed Price Waterhouse LLP as the Fund's independent public accountants. Coopers & Lybrand L.L.P.'s reports for each of the two fiscal periods ended October 31, 1995 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. No disagreement occurred between Coopers & Lybrand L.L.P. and the Fund during the aforementioned two periods with respect to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

       Price Waterhouse LLP has informed the Fund that it has no material direct or indirect financial interest in the Fund. Representatives of Price Waterhouse LLP are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

VOTE REQUIRED

      A majority of the votes cast at the meeting in person or by proxy is required for ratification.

                              THE BOARD OF TRUSTEES
                    RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.
                                             ---

                           HERITAGE AND ITS AFFILIATES

      Heritage serves as the Fund's investment adviser and administrator. Heritage is a Florida corporation organized in 1985 and registered as an investment adviser under the Investment Advisers Act of 1940. Heritage is wholly owned by RJF. Thomas A. James, a Trustee, by virtue of his direct or indirect ownership of RJF, owns beneficially more than 10% of Heritage. The principal address of Heritage, RJF, Thomas A. James and each of Heritage's directors and principal executive officers is at 880 Carillon Parkway, St.
Petersburg, Florida  33716.

                               EXECUTIVE OFFICERS


      Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. None of the Fund's officers currently receives any compensation from the Fund. All officers as a group own beneficially less than 1% of the shares outstanding on the Record Date. The executive officers of the Fund are:

      STEPHEN G. HILL, age 38, PRESIDENT. Mr. Hill has been a director and the Chief Executive Officer and President of Heritage since April 1989.

      H. PETER WALLACE, age 51, VICE PRESIDENT. Mr. Wallace has been a Senior Vice President and Director of Fixed Income Investments of Heritage since January 1993. Mr. Wallace also served as Vice President of Mortgage Products of Donaldson, Lufkin & Jenrette from 1990 to 1992.

      DONALD H. GLASSMAN, age 40, TREASURER. Mr. Glassman has been Treasurer of Heritage and Treasurer of Heritage Mutual Funds since May 1989.

      CLIFFORD J. ALEXANDER, age 54, SECRETARY. Mr. Alexander is a partner at Kirkpatrick & Lockhart LLP.

                              SHAREHOLDER PROPOSALS

      The Fund holds a meeting of shareholders each year. Any shareholder who wishes to submit proposals to be considered at the next annual meeting of the Fund's shareholders should send such proposals to the Fund at 880 Carillon Parkway, St. Petersburg, Florida 33733, so as to be received by the Fund no later than October 31, 1998.

      Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

      Management knows of no other business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                    By Order of the Board of Trustees,

                                    CLIFFORD J. ALEXANDER,
                                    Secretary

January __, 1998


         IT IS IMPORTANT THAT YOU VOTE AND RETURN YOUR PROXY PROMPTLY.

                                                                         PROXY
                                                                         -----

                      HERITAGE U.S. GOVERNMENT INCOME FUND

               ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 23, 1998

The undersigned hereby appoints as proxies Stephen G. Hill, K.C. Clark and Donald H. Glassman, each with the power of substitution, to vote for the undersigned all shares of beneficial interest of the undersigned at the aforementioned meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to indicate authority to vote "FOR" all proposals. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

Please date and sign this proxy and return it in the enclosed postage paid envelope to: 880 Carillon Parkway, St. Petersburg, Florida 33716.

    PLEASE INDICATE YOUR VOTE BY PLACING AN "X" IN THE APPROPRIATE BOX BELOW.


                  THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR"

1.    Election of Class III Trustees:

        Thomas A. James, C. Andrew Graham, and Eric Stattin

            FOR  _______            AGAINST  _______     ABSTAIN  ______

FOR, except vote withheld from the following nominee(s):


_______________________________________


2. Ratification of the selection of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending October 31, 1998.

            FOR  _______            AGAINST  _______     ABSTAIN  ______

This proxy will not be voted unless it is dated and signed exactly as instructed below.


                                    Signature_______________________________


Date: ______________________        Signature_______________________________

                                    If shares are held jointly, each shareholder
                                    named  should sign;  if only one signs,  his
                                    signature   will   be   binding.    If   the
                                    shareholder is a corporation, the President or Vice President should sign in her own name, indicating title. If the shareholder is a partnership, a partner should sign in his own name, indicating that he is a "Partner."